UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported:  May 19, 2010

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation)      (Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234              _
                     (Registrant's telephone number)

              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Compensation Committee of the Board of Directors of AMR Corporation (“AMR”), parent company of American Airlines, Inc., conducted its annual review of compensation for its principal executive officer, principal financial officer and other named executive officers (the “named executive officers”) with its compensation consultant, and on May 19, 2010, the committee approved the following compensation awards for the named executive officers for 2010:

1.           Grants of stock appreciation rights (“SARs”) pursuant to the terms and conditions of the form Stock Appreciation Right Agreement ("SAR Agreement"), which is attached as Exhibit 99.1 to this Form 8-K.  SARs are contractual rights to receive shares of our common stock upon their exercise. The SARs are exerciseable for ten years from the date of grant and generally vest in 20% increments over five years. An attachment to the form SAR Agreement notes the stock appreciation rights granted to the named executive officers, effective May 19, 2010.

2.           Grants of deferred shares pursuant to the terms and conditions of the form Deferred Share Award Agreement for 2010 ("Deferred Share Agreement"), which is attached as Exhibit 99.2 to this Form 8-K.  These are contractual rights to receive shares of our common stock, which vest on the third anniversary of the grant date.  An attachment to the form Deferred Share Agreement notes the deferred share grants to the named executive officers.

3.           Grants of performance shares pursuant to the form of Performance Share Agreement ("Performance Share Agreement") under the 2010 - 2012 Performance Share Plan for Officers and Key Employees ("Performance Share Plan"). These are contractual rights to receive shares of our common stock that vest depending upon achievement of performance measures described in the Performance Share Plan.  The form of the Performance Share Agreement and the Performance Share Plan are attached as Exhibit 99.3 to this Form 8-K, and an attachment to the form Performance Share Agreement notes the performance share grants to the named executive officers.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1	Form of Stock Appreciation Right Agreement (with awards to the named executive officers noted)

Exhibit 99.2	Form of 2010 Deferred Share Award Agreement (with awards to the named executive officers noted)

Exhibit 99.3
Form of Performance Share Agreement under the 2010 - 2012 Performance Share Plan for Officers and Key Employees and the 2010-2012 Performance Share Plan for Officers and Key Employees (with awards to the named executive officers noted)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  May 21, 2010

EXHIBIT INDEX

Exhibit  Description

99.1	Form of Stock Appreciation Right Agreement (with awards to the named executive officers noted)

99.2	Form of 2010 Deferred Share Award Agreement (with awards to the named executive officers noted)

99.3
Form of Performance Share Agreement under the 2010 - 2012 Performance Share Plan for Officers and Key Employees and the 2010-2012 Performance Share Plan for Officers and Key Employees (with awards to the named executive officers noted)